                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Amendment No. 1 to Registration Statement File No. 333-49667.

                                        ARTHUR ANDERSEN LLP

May 11, 1998